                                               ---------------------------------
                                                           OMB APPROVAL
                                               ---------------------------------
                                                OMB NUMBER:           3235-0060
                                                EXPIRES:           MAY 31, 2000
                                                ESTIMATED AVERAGE BURDEN HOURS
                                                PER RESPONSE5.00
                                               ---------------------------------


                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 29, 2000
                                                 -------------------------------
                    EMERGENT INFORMATION TECHNOLOGIES, INC.
 -------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)

          California                             0-23585                                    33-0080929
--------------------------------    -----------------------------------     -------------------------------------------
(State or other jurisdiction of               (Commission File                    (IRS Employer Identification No.)
 incorporation)                                    Number)

4695 MacArthur Court, Eighth Floor, Newport Beach, California           92660
--------------------------------------------------------------------------------
             (Address of principal executive offices)                 (Zip Code)

Registrant's telephone number, including area code  (949) 975-1487
                                                  ------------------------------

________________________________________________________________________________
        (Former name or former address, if changed since last report.)

Item 5.   Other Events.

          Effective on December 29, 2000, Emergent Information Technologies, Inc. (the "Company") completed a refinancing of its existing indebtedness. The refinancing transactions resulted in the creation of two classes of debt for the Company with both new and existing lenders.

          In connection with the refinancing, the Company entered into a Second Amended and Restated Credit and Security Agreement (the "Senior Facility"), dated December 29, 2000, by and among the Company and its existing lending group, Mellon Bank, N.A. as agent and Wells Fargo Bank, N.A., as co-agent, whereby that certain Amended and Restated Credit Agreement dated as of June 7, 1999 (the "Original Facility") was amended and restated to provide in part for an extension of the maturity date to January 31, 2002, to reset financial covenants, to reduce the existing revolving loan lending commitments to $22,700,000, and to permit the subordinated indebtedness discussed below. The Senior Facility is guaranteed by all of the Company's subsidiaries and is secured by a lien on all of the assets of the Company and its subsidiaries (including stock of subsidiaries). Financial covenant defaults under the Original Facility existing as of the end of the Company's fiscal quarter ended September 30, 2000 were waived by the senior lenders. The Company has agreed to reduce the $22,700,000 in borrowing availability under the Senior Facility to no more than $18,700,000 by the end of 2001. As of December 29, 2000, after giving effect to the refinancing transactions, the Company had $7,500,000 in undrawn availability under the Senior Facility.

          The Company also entered into a Note and Stock Purchase Agreement (the "Subordinated Debt Agreement") dated as of December 29, 2000, by and among the Company, the subsidiaries of the Company as Guarantors, and various investors including Libra Mezzanine Partners II, L.P. (such investors, the "Purchasers"). In consideration of a $25,000,000 investment, the proceeds of which were used to reduce the indebtedness to the senior lenders, the Company (i) issued to the purchasers 13% Senior Subordinated Notes due in 2005 in the aggregate principal amount of $25,000,000 (the "Notes"), and (ii) issued to the Purchasers 2,250,000 shares of the common stock of the Company ("Common Stock"). In addition, the Subordinated Debt Agreement contains financial and other covenants for the benefit of the Purchasers, and requires payment of a premium if the Notes are prepaid within three years of the Closing (including a reduced premium if repayment occurs in connection with a change of control of the Company). The Notes are not secured.

          The Company has agreed to issue 108,000 shares of Common Stock to the Purchasers if the Company fails to meet certain financial targets for fiscal year 2000, based on the Company's audited financial statements, to be delivered no later than March 31, 2001. The Company believes it has achieved these targets, but no assurance can be given in that regard until the audited financial statements are completed.

          In the event of a payment default by the Company under the Notes, the Purchasers will have the right to elect two directors to the Company's Board of Directors if such payment default is not cured within 180 days. This right to elect directors will be reflected in a series of newly created Series L Preferred Stock of the Company, one share of which will be issued. The preferred stock has a nominal liquidation value and no dividend rights.

          In connection with the issuance of Common Stock under the Subordinated Debt Agreement, the Company entered into a Registration & Antidilution Rights Agreement ("Registration Rights Agreement") whereby the Purchasers were granted registration rights in the form of one demand registration right, one shelf registration right and unlimited piggyback registration rights, all on the terms more fully set forth in the Registration Rights Agreement. In addition, the Purchasers were granted antidilution protection against the issuance of additional shares of Common Stock, or rights, warrants or options convertible into or exchangeable for Common Stock, by the Company. Subject to certain exceptions (including the issuance of shares and options under the Company's existing stock option and employee stock purchase plans, the issuance of Common Stock in an underwritten public offering, and the issuance of up to 250,000 shares at fair market value for any purpose), the Company will be required to issue to the Purchasers, when issuing Common Stock (or any securities convertible into or exchangeable for Common Stock), 13% of the number of shares then held by a Purchaser.

          The Company, the Purchasers and Steven S. Myers, the Chief Executive Officer and President of the Company, also entered into a Controlling Shareholder Agreement in connection with the issuance of Common Stock to the Purchasers, whereby Mr. Myers agreed that he would limit sales of his shares of Common Stock, while the Notes were outstanding, to no more than 25,000 shares per quarter. After the Notes are repaid, the Purchasers will have co-sale rights, namely the right to include their shares in any sales of shares by Mr. Myers, on a pro rata basis. The Purchasers in turn agreed, subject to certain conditions, to vote or tender their shares in favor of any sale of the Company approved by Mr. Myers.

          The Company expects to pay expenses incurred in connection with the refinancing transactions out of available cash and with borrowings under the Senior Facility.

          The foregoing is qualified in its entirety by the full text of the material agreements entered into in connection with the refinancing, filed as exhibits to this Form 8-K. It is intended as a summary only, and does not purport to discuss all provisions that may be material to investors in the Company's Common Stock.

          Statements herein concerning the Company's growth and strategies may include forward-looking statements. The Company's actual results may differ materially from those suggested as a result of various factors. Interested parties should refer to the disclosure set forth under the caption "Risk Factors" and elsewhere in the Company's Form 10-K/A for the year ended December 31, 1999 and Form 10-Q for the period ended September 30, 2000, for additional information regarding risks affecting the Company's financial condition and results of operations.

Item 7.   Financial Statements and Exhibits.

          Exhibits
          --------

          3.4 Form of Certificate of Determination of Preferences of Series L Preferred Stock.

          99.1 Text of Press Release dated January 2, 2001.

          99.2 Second Amended and Restated Credit and Security Agreement, dated December 29, 2000, by and among the Registrant, Mellon Bank, N.A., as Agent, Wells Fargo Bank, N.A., as Co-Agent, and the Lenders listed on the signature pages thereto.

          99.3 Note and Stock Purchase Agreement, dated December 29, 2000, by and among the Registrant, and the Guarantors and Purchasers listed on the signature pages thereto.

          99.4 Subordination and Intercreditor Agreement, dated December 29, 2000, by and among the persons listed on the signature pages thereto as Subordinated Creditors, Libra Mezzanine Partners II-A, L.P. as agent of the Subordinated Creditors, the Registrant, and Mellon Bank, N.A. as agent for all Senior Lenders party to that certain Second Amended and Restated Credit and Security Agreement of even date therewith.

          99.5 Registration and Antidilution Rights Agreement, dated December 29, 2000, by and among the Registrant and the Holders listed on the signature pages thereto.

          99.6 Controlling Shareholder Agreement, dated December 29, 2000, by and among the Registrant, Steven S. Myers as Common Stockholder, and the Purchasers listed on the signature pages thereto.

          99.7 Management Agreement, dated December 29, 2000, by and between Libra Mezzanine Partners II-A, L.P. and the Registrant.
                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      EMERGENT INFORMATION TECHNOLOGIES, INC.
                                ------------------------------------------------
                                                    (Registrant)

Date    January 4, 2001             /s/ STEVEN S. MYERS
     ---------------------      ________________________________________________
                                    Steven S. Myers, Chief Executive Officer
                                    and President